EXHIBIT 24.1



                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Lewis Chew, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation (the "Company"), to sign the Annual Report on Form 10-K for the Company's 2005 fiscal year, and any and all amendments to said Annual Report on Form 10-K, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                    SIGNATURE                               DATE


  //S// BRIAN L. HALLA                                   July 20, 2005
              Brian L. Halla

  //S// STEVEN R. APPLETON                               July 20, 2005
              Steven R. Appleton

  //S// GARY P. ARNOLD                                   July 20, 2005
              Gary P. Arnold

  //S// RICHARD J. DANZIG                                July 20, 2005
              Richard J. Danzig

  //S// ROBERT J. FRANKENBERG                            July 20, 2005
              Robert J. Frankenberg

  //S// E. FLOYD KVAMME                                  July 20, 2005
              E. Floyd Kvamme

  //S// MODESTO A. MAIDIQUE                              July 20, 2005
              Modesto A. Maidique

  //S// EDWARD R. McCRACKEN                              July 20, 2005
              Edward R. McCracken

  //S// LEWIS CHEW                                       July 20, 2005
        Lewis Chew

  //S// JAMIE E. SAMATH                                  July 8, 2005
              Jamie E. Samath